                                                                               S

                                                                             / /
                                                                  AIM DEVELOPING
                                                                    MARKETS FUND
                                                              FORMERLY GT GLOBAL
                                                                      DEVELOPING
                                                                    MARKETS FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                  APRIL 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairmen.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   April   30,   1998,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMEN

Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective June 1, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

If you have any questions about your account, you can continue to call 800-223-2138 for information, service and transactions. Fund and account information can also be found on the GT Global Website (www.gtglobal.com). These sources will be available to you until September 1998. At that time, GT Global accounts will be fully integrated into The AIM Family of Funds-Registered Trademark-, and you will have received additional information from AIM.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ William J. Guilfoyle                          /s/ Charles T. Bauer

William J. Guilfoyle                              Charles T. Bauer
Chairman of the Board and President,              Chairman,
GT Global Funds                                   The AIM Family of
                                                  Funds-Registered Trademark-


                                         1
                                      -  -  -

AIM DEVELOPING MARKETS FUND
PERFORMANCE SUMMARY


ABOUT THE PERFORMANCE SUMMARY

The G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end fund whose single class of shares traded on the New York Stock Exchange, converted to an open-end fund on October 31, 1997, at which time shareholders of the Predecessor Fund received Class A shares of the new Fund. This enabled shareholders to realize the Predecessor Fund's discount to net asset value. Fees and expenses of the new Fund differ from those of the Predecessor Fund. Performance data shown for the period January 1, 1997 to October 31, 1997 are based on performance and expenses of the Predecessor Fund. As of November 1, 1997, performance is affected by expenses that the Fund incurs as an open-ended Fund.

CLASS A SHARES


               AIM Developing        J.P. Morgan            IFC Investable
                Markets Fund          EMBI Plus                Composite
1/11/94              9525               10000                  10000
                     9614                9863                  10011
                     9239                9607                   9097
                     8357                8638                   7899
                     7944                8474                   7752
                     8287                8673                   8325
                     7944                8362                   7902
                     8274                8963                   8047
                     9163               10115                   8712
                     9315               10367                   8982
                     9195               10026                   8698
                     8915                9648                   8688
                     8185                8620                   8126
                     7382                7468                   7734
                     6784                7371                   7374
                     6632                7352                   7226
                     7251                7661                   8000
                     7665                7947                   8695
                     7652                7995                   8888
                     7863                8249                   8853
                     7876                8028                   9094
                     7955                7967                   9450
                     7665                7667                   9348
                     7685                7628                   9619
                     8108                7894                  10301
                     8799                8555                  11084

2/29/96              8681                8365                  10472
                     8730                8487                  10711
                     9037                8830                  11295
                     9212                8752                  11491
                     9247                8856                  11895
                     9002                8274                  12143
                     9310                8531                  12589
                     9624                8657                  13401
                     9582                8471                  13506
                     9827                8596                  14180
                    10020                8634                  14350
                    10367                9244                  14747
                    10722                9696                  15004
                    10375                9457                  14463
                    10512                9296                  14891
                    10838                9612                  15469
                    11142               10027                  15825
                    11497               10124                  16481
                    10223                8832                  16414
                    10548                9119                  16916
                     9093                7622                  14967
                     8948                7260                  15678
                     9170                7347                  16218
                     8364                6877                  16185
                     8881                7578                  16648
                     9230                7875                  17063
4/30/98              9427                7895                  17104

CLASS B SHARES


               AIM Developing        J.P. Morgan           IFC Investable
                Markets Fund          EMBI Plus               Composite
1/11/94             10000               10000                  10000
                    10120                9863                  10011
                     9726                9607                   9097
                     8797                8638                   7899
                     8362                8474                   7752
                     8723                8673                   8325
                     8362                8362                   7902
                     8710                8963                   8047
                     9646               10115                   8712
                     9806               10367                   8982
                     9679               10026                   8698
                     9385                9648                   8688
                     8616                8620                   8126
                     7771                7468                   7734
                     7141                7371                   7374
                     6982                7352                   7226
                     7633                7661                   8000
                     8069                7947                   8695
                     8055                7995                   8888
                     8277                8249                   8853
                     8291                8028                   9094
                     8374                7967                   9450
                     8069                7667                   9348
                     8090                7628                   9619
                     8535                7894                  10301
                     9263                8555                  11084

2/29/96              9138                8365                  10472
                     9189                8487                  10711
                     9513                8830                  11295
                     9697                8752                  11491
                     9734                8856                  11895
                     9476                8274                  12143
                     9800                8531                  12589
                    10131                8657                  13401
                    10087                8471                  13506
                    10345                8596                  14180
                    10548                8634                  14350
                    10914                9244                  14747
                    11287                9696                  15004
                    10921                9457                  14463
                    11066                9296                  14891
                    11409                9612                  15469
                    11729               10027                  15825
                    12103               10124                  16481
                    10761                8832                  16414
                    11104                9119                  16916
                     9572                7622                  14967
                     9412                7260                  15678
                     9646                7347                  16218
                     8798                6877                  16185
                     9334                7578                  16648
                     9702                7875                  17063
4/30/98              9703                7895                  17104


The charts above show performance of the AIM Developing Markets Fund Class A and Class B shares since inception, versus the various indices. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on January 11, 1994, would have been worth $9,918 on April 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS  %(1)
APRIL 30, 1998



SHARE CLASS            WITHOUT SALES CHARGE(2)          WITH SALES CHARGE
                         1-YEAR           LOF          1-YEAR           LOF
CLASS A(3)              -10.31          -0.24         -14.55          -1.36
CLASS B(3)              -10.59          -0.31         -14.85          -0.70
ADVISOR CLASS(3)        -10.14          -0.19            NA             NA

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.

(3)  The Fund began operations on January 11, 1994.

(4) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more information.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.


                                         2
                                      -  -  -

INTERVIEW WITH THE MANAGEMENT TEAM

Q    HOW DID THE FUND PERFORM?

A    For the six-month period to April 30, 1998,
sentiment toward many emerging equity markets continued to suffer from the Asian crisis, beginning with devaluation of the Thai baht in July 1997. The fall in oil prices in March of this year also contributed to the softness of several emerging markets, including Russia, Mexico and Venezuela.

Against this backdrop, the Fund's Class A shares returned a total of 3.68% (-1.27% including the maximum 4.75% sales charge); total return for the Fund's Class B Shares was 3.36% (-1.24% including the maximum 5% contingent deferred sales charge). The International Finance Corporation (IFC) Investable Composite Index (5) returned 3.66% and the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus (6) returned a total of 14.28% over the same period.

On a country selection basis, the Fund performed well against the IFC Investable Composite Index, with our underweighted positions in Malaysia and Indonesia contributing significantly to Fund performance. Security selection in Taiwan was also overwhelmingly positive. However, stock selection overall, and in South Africa in particular, caused the Fund to lag the index.

The Fund's bond portion performed relatively in line with the J.P. Morgan EMBI Plus. As a region, Latin America performed fairly well, with the Fund's Brazilian fixed income position returning 13.97%. Russia, the Fund's largest bond position (6% at the end of April), also contributed significantly to Fund performance, returning 19.60%. The total percentage of the Fund's net assets allocated to fixed income stood at 17% at April 30, which caused the Fund to underperform the J.P Morgan EMBI Plus on an absolute basis, as emerging market bonds outperformed equities.

Q    WHAT COMPANIES MOST IMPACTED THE FUND'S PERFORMANCE?

A    In this difficult environment, a few select companies performed well, including Asustek Computer of Taiwan, Brazil's Telebras and Telefonos de Mexico. Asustek benefited from strength in the electronics sector and a strong competitive position. Telebras and Telefonos de Mexico-two of the most liquid stocks in Latin America-recovered from their October lows as funds returned to emerging markets.

Notable disappointments included South Africa's Iscor-a steel producer-and other resource based stocks which have been hit by significant downward revisions in growth and, therefore, forecast commodity prices.

Q    WHAT EFFECT HAVE EVENTS IN ASIA HAD ON EMERGING MARKET DEBT?

A    The Asian financial crisis has cast a pall over most emerging bond markets.
As expected, established economies were able to weather the Asian situation with aplomb. How emerging markets will fare going forward remains to be seen. Relatively low global inflation and falling bond yields in established markets have suppressed investors' exuberance for emerging market debt. Investors apparently remember the apex of the Asian crisis last year, when emerging

INVESTMENT OBJECTIVE

The Fund primarily seeks long-term capital appreciation and secondarily seeks income, to the extent consistent with seeking capital appreciation. While a majority of its assets are ordinarily invested in developing market equity securities, the Fund may also invest in developing market debt securities, making it possible to shift resources where we perceive opportunities are the most promising.


                                                                    CONTINUED P4


(5) The IFC Investable Composite Index is a market value-weighted average of the performance of securities listed on the exchanges of 26 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The J.P. Morgan EMBI Plus is market value-weighted average of government bonds from emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.


                                         3
                                      -  -  -

INTERVIEW WITH THE MANAGEMENT TEAM   CONTINUED

markets yield spreads more than doubled relative to U.S. Treasuries.

The six-month period ending April 1998 encompasses the huge market sell-off in the days following October 1997 and the subsequent recovery in the first four months of 1998. We feel this particular period offers a distorted view of the returns investors have been experiencing. Valuations at the end of October 1997 represented prices close to the lows experienced during the Asian sell-off. Conversely, valuations at the end of April 1998 represented levels at the high end for the period. Following the end of the period, the market has since corrected and is currently (mid-June) near the lows of the Asian crisis.

We feel emerging market debt continues to suffer from the lingering effect of the Asian meltdown. Latin America, for example, is faced with lower commodity prices and increased export competition that is resulting in deteriorating trade accounts for most Latin countries and making exchange rates more difficult to control.

Q    HOW IS THE FUND POSITIONED RELATIVE TO THE IFC INVESTABLE COMPOSITE INDEX?

A    We remain underweighted in most Asian emerging markets.  We are significantly overweighted against the index in only a few emerging markets--Egypt, Turkey, Israel and Hungary. We feel some emerging markets are overly exposed to weakness in the price of oil and other commodities. Others, particularly in Europe, appear very expensive. Above all, the problems of the newly industrialized countries in East Asia continue to overshadow most emerging markets. At the end of April, the Fund was overweighted in the EMEA region (the emerging markets of Europe, the Middle East and Africa), underweighted in Asia and in line with the index weighting in Latin America.

Within EMEA, we added to our positions in Turkey, Israel, Greece and Hungary over the six-month period. At the same time, we reduced exposure to South Africa, to a considerably underweighted position relative to the index. We also sold off a significant number of our Asian holdings, including those in Indonesia, Thailand and Hong Kong. We substantially reduced exposure to Hong Kong-listed red-chip stocks. Among our Latin American holdings, we supplemented our investments in Argentina, Brazil, Mexico and Peru at the expense of Chile.

The most important underweighted positions include Indonesia, South Korea, Malaysia, Thailand and Taiwan. We see insufficient progress toward restructuring and recapitalization of the banking sector, with authorities continuing to sanction non-market based solutions. In South Korea, major corporations remain in business even though bankrupt, the Malaysian government has financially rescued politically well-connected companies, and the political situation in Indonesia remains volatile. We are underweighted in Taiwan despite its relatively stable economic and political outlook because we feel valuations are too demanding.

Additionally, we have zero exposure to Venezuelan equities, which are especially vulnerable to any further weakness in the price of oil; to the Czech Republic, where political risks are excessive; and to Portugal, which appears very overvalued.

Q    WHAT DO YOU LIKE ABOUT THE EQUITY MARKETS OF EMEA?

A    Although our outlook for many of these markets continues to be overshadowed by events in Asia, we find some selected opportunities in the region. In particular, we favor Egypt, Israel and Hungary.

In Egypt, interest rates have continued to edge lower, largely on the back of a slight fall in inflation. We believe valuations remain attractive, and economic reform and inflows of foreign capital could boost consumption and investment.

We believe falling inflation in Israel could prompt authorities to cut interest rates further. Both economic fundamentals and stock valuations are attractive, leading us to overweight the Israeli market.



                                                                    CONTINUED P5


                                         4
                                      -  -  -

INTERVIEW WITH THE MANAGEMENT TEAM   CONTINUED


Our outlook for Hungary remains positive. The commitment of the Hungarian authorities to financial stability and economic austerity has resulted in a significant rerating of the domestic stock market. Its status as a relatively safe haven subsequent to the global equity market turbulence in October 1997 has produced substantial capital inflows and driven the market to record levels. Fundamentally, the market continues to impress, and we are forecasting significantly higher export-fueled growth this year. While we currently expect to remain overweighted, we will watch for any signs of overheating.

Q    WHAT ARE YOUR EXPECTATIONS OF SOUTH AMERICAN EQUITY MARKETS?

A    Weakness in the price of oil has led to a tightening in Mexico's fiscal policy, which we believe may serve to dampen domestic demand. Moreover, trade accounts have deteriorated somewhat and, as a consequence, the peso may soften. Against these negative factors, inflation has stabilized, interest rates could decline from here, and we are able to identify a range of attractive stocks. We remain slightly underweighted.

We are underweighted in Argentina's major oil stocks, which account for about 43% of the stock market's capitalization. However, we are overweighted in banks and other plays on domestic demand, which remains firm.

We believe Brazil's economic growth is likely to be constrained by the doubling in interest rates, to around 40%, and by the latest fiscal package. Much of the good news about the economic reform program has already been discounted by the market. Further progress may also be difficult following the deaths of two key political supporters of President Cardoso. Although we are still overweighted relative to the index, we have begun to trim our positions somewhat. In our stock selection, we are concentrating on privatization plays.

Among the smaller markets, we are overweighted in Peru. Even though El Nino and falling metal prices have had a severe impact on the important fishing and mining industries, we believe equity valuations are attractive. However, we are avoiding Colombia, where the economy is still weak and where political instability remains a key issue.

We are also avoiding Venezuela, where we think the fall in the price of oil will contribute to an economic slowdown and, possibly, to currency weakness. In Chile, we believe valuations are beginning to appear attractive and that the stock market may have discounted the impact of problems in East Asia on Chile's exports, along with the recent rise in interest rates.

Q    WHY DID YOU REDUCE THE FUND'S EQUITY EXPO SURE TO ASIA?

A    We believe the recent optimism that produced strong rallies in a number of these stock markets over the past three to four months is misplaced. In our opinion, the environment in Asia remains very challenging, and we continue to believe regional stock markets will remain volatile.

Thanks in part to Japan's worsening problems, economic conditions throughout the region continue to deteriorate. While additional renegotiations of foreign currency debt will take place later in 1998, authorities have not moved sufficiently to recapitalize failed banks in the countries most affected by financial crises over the last year. Above all, the economic problems and political instability of Indonesia are likely to dampen investment sentiment toward other ASEAN countries, South Korea and Hong Kong for some time.

Q    WHAT IS YOUR POSITION ON SOUTH AFRICA?

A    We have continued to realize profits in South African equities and have sold off our debt holdings entirely. Short-term inflows of capital have boosted money supply growth, with the consequence that bond yields have risen. Most analysts are recognizing weakness in the economy and revising down their earnings forecasts. We feel equity valuations are demanding.


                                         5
                                      -  -  -

INTERVIEW WITH THE MANAGEMENT TEAM   CONTINUED

Q RUSSIA CONTINUES TO BE A SIGNIFICANT FUND HOLDING AT 9.1%. ARE YOU CONCERNED ABOUT RECENT MARKET WEAKNESS?

A    We continue to believe in Russia's merits as a long-term holding. However, we have a number of concerns about Russia, not the least of which is the poor fiscal situation and large amount of short-term foreign capital in local markets. Nonetheless, the Russian government is expected to reach an agreement with the IMF in the next few weeks, and the new government appears proactive and committed to reform. While we expect the situation in Russia to remain volatile, we are positive over the short term and will continue to monitor events closely.

Q    DO YOU STILL CONSIDER EMERGING MARKET DEBT ATTRACTIVE AS AN ASSET CLASS?

A    We continue to find emerging market debt attractive as an asset class. As of April 30, 1998, yields are over 250 basis points in excess of U.S. high-yield bonds, an impressive difference. In addition, emerging markets have historically offered investors important diversification because of their lower correlation to other financial asset classes. However, investors should be aware that investing in emerging markets carries certain additional risks relating to political uncertainty and currency instability.


SECTOR ALLOCATION OF NET ASSETS %
APRIL 30, 1998

     Services                                           16.8
     Finance                                            16.2
     Energy                                             13.3
     Materials/Basic Industries                         10.8
     Multi Industry/Misc                                 9.8
     Consumer Non-Durables                               6.8
     Technology                                          2.4
     Consumer Durables                                   2.1
     Health Care                                         1.7
     Capital Goods                                       1.7
     Fixed Income Investments                           17.0
     Short Term & Other                                  1.4



GEOGRAPHIC ALLOCATION OF NET ASSETS %


                                                  APRIL 30, 1998   JUNE 30, 1997
     ARGENTINA                                           4.9            5.3
     BRAZIL                                             14.8           12.5
     BULGARIA                                            0.9            3.4
     CHILE                                               4.1            4.0
     CHINA                                               0.6            1.4
     CROATIA                                             0.4              -
     COLOMBIA                                              -            0.8
     ECUADOR                                             0.4            1.0
     EGYPT                                               5.8            3.0
     GREECE                                              2.7            0.5
     HONG KONG                                           0.5            2.9
     HUNGARY                                             2.0            0.7
     INDIA                                               6.2            3.5
     INDONESIA                                             -            3.9
     IRELAND                                             0.9              -
     ISRAEL                                              3.1            1.7
     JORDAN                                              0.9              -
     KAZAKHSTAN                                          0.3              -
     KOREA                                               1.4            2.9
     MALAYSIA                                            1.9            7.1
     MEXICO                                              9.5            6.7
     MOROCCO                                             0.1              -
     PAKISTAN                                            0.8              -
     PANAMA                                              0.4            1.4
     PERU                                                2.2              -
     PHILIPPINES                                         2.2            1.7
     POLAND                                              0.5            1.8
     PORTUGAL                                              -            0.6
     RUSSIA                                              9.1            8.1
     SOUTH AFRICA                                        9.6            9.4
     SRI LANKA                                           0.5              -
     TAIWAN                                              4.1            2.0
     THAILAND                                            0.3            2.7
     TURKEY                                              5.6            4.0
     UNITED KINGDOM                                      1.2              -
     UNITED STATES & OTHER                               1.4            4.1
     VENEZUELA                                           0.7            2.2
     ZIMBABWE                                              -            0.7


                                         6
                                      -  -  -

AIM DEVELOPING MARKETS FUND

                                                                                                                           % of
KEY EQUITY HOLDINGS(7)                                                                                   Country        Net Assets
TELEBRAS  The holding company of Brazil's local and long-distance services, this currently               Brazil             3.6
state-controlled company is scheduled for privatization in 1998.

ELETROBRAS  Operates as a holding company for the electricity sector in Brazil. The company plans,       Brazil             1.6
finances, coordinates and supervises expansion and construction projects for electric companies.

PETROBRAS  Produces oil and natural gas liquids through approximately 7,258 producing wells. The         Brazil             1.4
company continues to benefit from the rapid growth of both reserves and production.

ASUSTEK COMPUTER INC.  Manufactures and markets Pentium Pro, Pentium and 486-based mainboards.           Taiwan             1.2
The company also offers other peripherals such as audio, video and network cards. Asustek sells its products in Taiwan and exports to America, Asia and Europe.

TELEFONOS DE MEXICO, S.A. DE C.V.  Provides national and international long-distance and local           Mexico             1.2
telephone service to 7,320 communities throughout Mexico. The company also provides voice, data, image signal and cellular transmission services.

SUEZ CEMENT CO.  Manufactures cement and other building materials, as well as operating two plants,      Egypt              1.2
one in Suez and the other in Quattamia.

TELEFONICA DEL PERU S.A.  This full service telecommunications provider offers fixed local               Peru               1.1
and domestic and international long-distance telephone services, on an exclusive basis, throughout Peru.

SASOL LTD.  The holding company for a group that produces and markets liquid fuels, pipeline gas,     South Africa          1.1
petrochemicals, plastics, fertilizers, waxes and mining explosives from coal and crude oil.

THE SAUDI ARABIAN INVESTMENT FUND LTD.  A closed-end fund that gives non-Saudi nationals the              UK                1.1
opportunity to invest in Saudi Arabia. With the consent of the Saudi Arabian Monetary Agency, they will have unrestricted access to securities quoted on the Saudi stock market.

HELIOPLIS HOUSING  A real estate developer.                                                              Egypt              1.1


Source: Bloomberg, April 1998.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.


                                         7
                                      -  -  -

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AIM Developing Markets Fund ("Fund"):

We have audited the accompanying statement of assets and liabilities of AIM Developing Markets Fund (formerly GT Global Developing Markets Fund), including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended, for the ten months ended October 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Developing Markets Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended, for the ten months ended October 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                                       F1

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (16.8%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............  BRZL                --             --         3.6
    TELEPHONE NETWORKS
    ADR{\/} .................................................  --              40,191   $  4,895,254          --
    Common ..................................................  --          25,866,258      2,567,399          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........  MEX             43,283      2,450,900         1.2
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................  PERU           104,070      2,302,549         1.1
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ...................................  SAFR                --             --         1.0
    RETAILERS-OTHER
    Common ..................................................  --           1,087,304      2,065,931          --
    "N" .....................................................  --              11,602         21,126          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .......................  HGRY            59,100      1,743,450         0.8
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co.: ...................  PHIL                --             --         0.7
    TELEPHONE - LONG DISTANCE
    Common ..................................................  --              36,900        990,449          --
    ADR{\/} .................................................  --              19,000        513,000          --
  Mahanagar Telephone Nigam Ltd. ............................  IND            229,700      1,458,413         0.7
    TELECOM - OTHER
  Cifra, S.A. de C.V. "V" ...................................  MEX            820,662      1,443,668         0.7
    RETAILERS-OTHER
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................  MEX             34,300      1,406,300         0.7
    BROADCASTING & PUBLISHING
  Carso Global Telecom "A1" .................................  MEX            295,300      1,133,087         0.5
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. - ADR{\/} ....................  ARG             27,528      1,061,549         0.5
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................  BRZL         4,531,127      1,030,252         0.5
    BUSINESS & PUBLIC SERVICES
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........  CHLE            39,302        985,006         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP)-/- ............  BRZL         3,195,000        834,025         0.4
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ...........................  ARG             23,500        699,125         0.3
    TELEPHONE NETWORKS
  Vimpel-Communications - ADR-/- {\/} .......................  RUS             12,900        696,600         0.3
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ..........................  ARG             15,800        568,800         0.3
    TELEPHONE NETWORKS
  Hellenic Telecommunications Organization S.A. .............  GREC            19,730        565,042         0.3
    TELEPHONE NETWORKS
  Genting Bhd. ..............................................  MAL            154,000        516,108         0.3
    LEISURE & TOURISM
  Guangshen Railway Co., Ltd. ...............................  HK           2,606,000        487,857         0.2
    TRANSPORTATION - ROAD & RAIL
  Rostelecom - ADR-/- {\/} ..................................  RUS             20,600        441,613         0.2
    TELEPHONE - LONG DISTANCE
  Telekom Malaysia Bhd. .....................................  MAL            143,000        432,865         0.2
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Danubius Hotel and Spa Rt.-/- .............................  HGRY            16,320   $    398,870         0.2
    LEISURE & TOURISM
  Telecomunicacoes do Parana (TELPAR) .......................  BRZL           616,000        351,769         0.2
    TELECOM - OTHER
  Malaysia International Shipping Bhd. - Foreign ............  MAL            192,000        337,297         0.2
    TRANSPORTATION - SHIPPING
  Indian Hotels Co., Ltd. ...................................  IND             23,150        308,987         0.2
    LEISURE & TOURISM
  Advanced Info. Service - Foreign ..........................  THAI            43,800        306,373         0.1
    WIRELESS COMMUNICATIONS
  Telecomunicacoes de Minas Gerais - Telemig ................  BRZL         1,787,700        275,933         0.1
    TELECOM - OTHER
  Tanjong PLC ...............................................  MAL            116,000        266,486         0.1
    LEISURE & TOURISM
  Santa Isabel S.A. - ADR{\/} ...............................  CHLE            13,514        222,981         0.1
    RETAILERS-FOOD
  Migros Turk T.A.S. ........................................  TRKY           220,300        216,110         0.1
    RETAILERS-FOOD
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......  PAK              2,900        200,100         0.1
    TELEPHONE NETWORKS
  Super Sol Ltd. ............................................  ISRL            60,231        189,953         0.1
    RETAILERS-FOOD
  Berjaya Sports Toto Bhd. ..................................  MAL             76,000        181,784         0.1
    LEISURE & TOURISM
  Trade House GUM - ADR{\/} .................................  RUS             32,660        163,300         0.1
    RETAILERS-OTHER
  Goody's S.A. ..............................................  GREC             4,850        129,792         0.1
    RESTAURANTS
  Siam Makro Public Co., Ltd. - Foreign .....................  THAI            45,000         74,028          --
    RETAILERS-OTHER
                                                                                        ------------
                                                                                          34,934,131
                                                                                        ------------
Finance (16.2%)
  Alpha Credit Bank .........................................  GREC            17,700      1,867,438         0.9
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ..............  BRZL                --             --         0.9
    BANKS-MONEY CENTER
    Units ...................................................  --          14,649,042      1,127,470          --
    GDR-/- {\/} .............................................  --              18,510        735,773          --
  State Bank of India Ltd. ..................................  IND            218,400      1,584,762         0.8
    BANKS-MONEY CENTER
  Turkiye Garanti Bankasi AS-/- .............................  TRKY        29,372,000      1,558,274         0.8
    BANKS-REGIONAL
  ABSA Group Ltd. ...........................................  SAFR           172,076      1,490,020         0.7
    BANKS-REGIONAL
  Commercial International Bank: ............................  EGPT                --             --         0.6
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................  --              43,400        735,630          --
    Common ..................................................  --              23,940        411,606          --

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Yapi ve Kredi Bankasi AS ..................................  TRKY        23,117,092   $  1,133,871         0.5
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ........................................  ISRL           416,100      1,117,568         0.5
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ..................................  PERU            66,220      1,109,185         0.5
    BANKS-MONEY CENTER
  Akbank T.A.S. .............................................  TRKY        12,775,000      1,086,962         0.5
    BANKS-REGIONAL
  Cathay Life Insurance Co., Ltd. ...........................  TWN            251,000      1,004,914         0.5
    INSURANCE-BROKER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....  MEX            308,800        966,139         0.5
    BANKS-MONEY CENTER
  National Bank of Greece S.A. ..............................  GREC             5,400        950,232         0.5
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ...................  SAFR            27,600        934,112         0.5
    INSURANCE-LIFE
  C.G. Smith Ltd. ...........................................  SAFR           178,600        883,721         0.4
    INVESTMENT MANAGEMENT
  China Development Corp.-/- ................................  TWN            303,000        822,520         0.4
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...  ARG             28,872        707,364         0.3
    BANKS-MONEY CENTER
  Standard Bank Investment Corporation Ltd. .................  SAFR            11,900        704,226         0.3
    BANKS-MONEY CENTER
  Kazkommertsbank Co. - GDR-/- {\/} .........................  KAZ             26,600        698,250         0.3
    BANKS-REGIONAL
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........  ARG             23,368        679,133         0.3
    BANKS-MONEY CENTER
  Aksigorta AS ..............................................  TRKY         9,123,000        675,778         0.3
    INSURANCE - MULTI-LINE
  Banco do Estado de Sao Paulo S.A. - Banespa ...............  BRZL         9,930,000        659,974         0.3
    BANKS-REGIONAL
  Hua Nan Commercial Bank ...................................  TWN            267,000        647,862         0.3
    BANKS-MONEY CENTER
  Ergo Bank S.A. ............................................  GREC             6,800        640,489         0.3
    BANKS-REGIONAL
  National Societe Generale Bank ............................  EGPT            24,000        603,439         0.3
    BANKS-MONEY CENTER
  Nedcor Ltd. ...............................................  SAFR            20,500        584,265         0.3
    BANKS-REGIONAL
  Banco Santander Chile - ADR{\/} ...........................  CHLE            40,700        569,800         0.3
    BANKS-REGIONAL
  MISR International Bank - Reg S GDR-/- {c} {\/} ...........  EGPT            45,000        562,500         0.3
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................  CHLE            34,994        562,091         0.3
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ....................................  ISRL           249,668        456,496         0.2
    BANKS-REGIONAL
  Turkiye Is Bankasi (Isbank) "C" ...........................  TRKY         3,608,400        455,114         0.2
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................  CHLE            25,086   $    448,412         0.2
    INVESTMENT MANAGEMENT
  National Development Bank-/- ..............................  SLNKA          116,300        431,898         0.2
    BANKS-REGIONAL
  Bank Slaski S.A. ..........................................  POL              4,766        408,635         0.2
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................  ARG             26,900        369,875         0.2
    BANKS-MONEY CENTER
  Bank of the Philippine Islands ............................  PHIL           147,000        367,041         0.2
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. ............................  GREC             5,800        364,968         0.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......  ARG              9,000        349,875         0.2
    REAL ESTATE
  Liberty Investors Ltd. ....................................  SAFR            61,400        312,924         0.2
    INVESTMENT MANAGEMENT
  Muslim Commercial Bank Ltd.-/- ............................  PAK            367,300        291,839         0.1
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ..............................  TRKY        12,103,256        290,769         0.1
    SECURITIES BROKER
  F.I.B.I. Holdings Ltd. ....................................  ISRL             1,520        269,696         0.1
    BANKS-REGIONAL
  Ayala Land, Inc. ..........................................  PHIL           633,600        249,169         0.1
    REAL ESTATE
  National Mortgage Bank of Greece ..........................  GREC             3,040        231,197         0.1
    BANKS-REGIONAL
  OTP Bank Rt. ..............................................  HGRY             4,270        202,446         0.1
    BANKS-MONEY CENTER
  Malayan Banking Bhd. ......................................  MAL             66,000        196,216         0.1
    BANKS-MONEY CENTER
  Egyptian American Bank SAE ................................  EGPT             5,363        137,129         0.1
    BANKS-MONEY CENTER
  Shinhan Bank-/- ...........................................  KOR             24,300         94,652          --
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance-/- ........................  KOR                260         76,929          --
    INSURANCE - MULTI-LINE
  Kookmin Bank - GDR-/- {\/} ................................  KOR             10,400         68,224          --
    BANKS-MONEY CENTER
  Bangkok Bank Public Co., Ltd. - Foreign ...................  THAI            20,600         51,767          --
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ..............  THAI            17,200         39,435          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          33,980,074
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (13.3%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........  BRZL                --             --         1.6
    ELECTRICAL & GAS UTILITIES
    "B" ADR{\/} .............................................  --             118,958   $  2,661,685          --
    Common-/- ...............................................  --           9,090,500        373,637          --
    "B" Preferred ...........................................  --           4,460,000        198,955          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............  BRZL        11,865,398      3,009,152         1.4
    OIL
  Sasol Ltd. ................................................  SAFR           223,556      2,256,577         1.1
    ENERGY SOURCES
  LUKoil Holding - ADR{\/} ..................................  RUS             31,666      2,058,290         1.0
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ............  RUS             57,100      1,827,200         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....  BRZL            36,144      1,752,984         0.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................  ARG             37,260      1,299,443         0.6
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........  CHLE            67,677      1,180,118         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................  BRZL         4,613,750      1,129,733         0.5
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................  CHLE            37,038      1,090,306         0.5
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. ...............  IND            199,850        921,959         0.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................  BRZL         2,271,290        913,680         0.4
    ELECTRICAL & GAS UTILITIES
  Cukurova Elektrik AS ......................................  TRKY           308,000        887,928         0.4
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ........  HGRY            26,400        805,860         0.4
    ENERGY SOURCES
  Manila Electric Co. "B" ...................................  PHIL           281,300        800,704         0.4
    ELECTRICAL & GAS UTILITIES
  Gener S.A. - ADR{\/} ......................................  CHLE            33,092        740,434         0.4
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} .....................  PAK             24,800        626,200         0.3
    ENERGY SOURCES
  Perez Companc S.A. "B" ....................................  ARG             71,460        429,518         0.2
    OIL
  Irkutskenergo - ADR{\/} ...................................  RUS             43,300        422,175         0.2
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ..................................  RUS             54,820        383,740         0.2
    OIL
  Ingwe Coal Corp. ..........................................  SAFR            87,200        312,384         0.2
    COAL
  Petronas Gas Bhd. .........................................  MAL            124,000        301,622         0.1
    OIL
  Chilectra S.A. - ADR{\/} ..................................  CHLE            10,630        293,654         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................  BRZL        19,148,000   $    249,502         0.1
    OIL
  Electricity Generating Public Co., Ltd. - Foreign .........  THAI           126,100        245,013         0.1
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. ......................................  MAL            108,000        217,459         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ..................................................  THAI            14,000        147,979         0.1
    OIL
  Korea Electric Power Corp. ................................  KOR             10,500        143,146         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................  BRZL        10,185,000        117,571         0.1
    ELECTRICAL & GAS UTILITIES
  Transportadora de Gas del Sur S.A. (TGS) - ADR{\/} ........  ARG              2,000         23,125          --
    GAS PRODUCTION & DISTRIBUTION
  Banpu Public Co., Ltd. - Foreign ..........................  THAI             3,000         20,674          --
    COAL
                                                                                        ------------
                                                                                          27,842,407
                                                                                        ------------
Materials/Basic Industry (10.8%)
  Suez Cement Co. - Reg S GDR{c} {\/} .......................  EGPT           118,295      2,413,218         1.2
    CEMENT
  Helioplis Housing .........................................  EGPT            17,100      2,211,315         1.1
    BUILDING MATERIALS & COMPONENTS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................  MEX            406,179      1,997,326         1.0
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred ......................  BRZL            55,700      1,315,173         0.6
    METALS - STEEL
  De Beers Centenary AG - Linked Unit{.:} ...................  SAFR            42,900      1,112,301         0.5
    MISC. MATERIALS & COMMODITIES
  Industrias Penoles S.A. (CP) ..............................  MEX            255,003      1,053,731         0.5
    METALS - NON-FERROUS
  Reliance Industries Ltd. - GDR-/- {\/} ....................  IND            114,420      1,044,083         0.5
    CHEMICALS
  Cemex, S.A. de C.V. "CPO" .................................  MEX            203,800      1,020,203         0.5
    CEMENT
  Apasco, S.A. de C.V. ......................................  MEX            147,133      1,000,574         0.5
    CEMENT
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) .......  SAFR         2,706,606        873,185         0.4
    METALS - STEEL
  Anglo American Platinum Corporation Ltd. ..................  SAFR            44,900        718,045         0.3
    METALS - NON-FERROUS
  Compania de Minas Buenaventura S.A. - ADR{\/} .............  PERU            44,400        688,200         0.3
    METALS - NON-FERROUS
  Ameriyah Cement Co. .......................................  EGPT            32,500        629,464         0.3
    CEMENT
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........  CHLE            13,500        586,406         0.3
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Hindalco Industries Ltd.: .................................  IND                 --             --         0.2
    METALS - NON-FERROUS
    GDR{\/} .................................................  --              26,200   $    510,900          --
    Common ..................................................  --               1,634         31,083          --
  Siderca S.A. "A" ..........................................  ARG            213,000        513,381         0.2
    METALS - STEEL
  Larsen & Toubro Ltd. - Reg S GDR{c} {\/} ..................  IND             37,800        498,015         0.2
    CEMENT
  Grupo Mexico S.A.: ........................................  MEX                 --             --         0.2
    METALS - NON-FERROUS
    "B" .....................................................  --             133,100        432,143          --
    "L" .....................................................  --                 300            956          --
  Nan Ya Plastics Corp. .....................................  TWN            208,000        343,828         0.2
    PLASTICS & RUBBER
  AECI Ltd. .................................................  SAFR            65,400        323,602         0.2
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- ........................  TRKY         6,248,550        306,485         0.1
    GLASS
  Titan Cement Co., S.A. ....................................  GREC             3,400        291,033         0.1
    BUILDING MATERIALS & COMPONENTS
  Kuala Lumpur Kepong Bhd. ..................................  MAL            123,000        287,554         0.1
    FOREST PRODUCTS
  Makhteshim Chemical Works Ltd.-/- .........................  ISRL            31,439        267,009         0.1
    CHEMICALS
  Pannonplast Rt. ...........................................  HGRY             5,842        247,894         0.1
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co. .................................  EGPT            11,150        236,436         0.1
    CEMENT
  Golden Hope Plantations Bhd. ..............................  MAL            189,000        235,995         0.1
    FOREST PRODUCTS
  Fauji Fertilizer Co., Ltd. ................................  PAK            116,300        229,432         0.1
    CHEMICALS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............  MEX            202,900        216,554         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. .............................  PAK             90,270        201,238         0.1
    CHEMICALS
  Formosa Plastics Corp. ....................................  TWN            113,000        193,646         0.1
    CHEMICALS
  Agros Holding S.A. "C"-/- .................................  POL              6,953        153,646         0.1
    MISC. MATERIALS & COMMODITIES
  HI Cement Corp. ...........................................  PHIL         1,178,000        141,184         0.1
    CEMENT
  Malakoff Bhd. .............................................  MAL             50,000        132,432         0.1
    FOREST PRODUCTS
  Israel Chemicals Ltd. .....................................  ISRL           101,158        122,029         0.1
    CHEMICALS
  Pohang Iron & Steel Co., Ltd. .............................  KOR              2,130        115,508         0.1
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Maderas y Sinteticos S.A. - ADR{\/} .......................  CHLE             7,000   $     66,938          --
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          22,762,145
                                                                                        ------------
Multi-Industry/Miscellaneous (9.8%)
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ............  UK             281,000      2,214,280         1.1
    COUNTRY FUNDS
  Barlow Ltd. ...............................................  SAFR           216,924      2,097,326         1.0
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} ............  IRE            175,000      1,862,000         0.9
    COUNTRY FUNDS
  Haci Omer Sabanci Holding AS ..............................  TRKY        24,915,100      1,820,623         0.9
    CONGLOMERATE
  Rembrandt Group Ltd. ......................................  SAFR           185,300      1,687,046         0.8
    CONGLOMERATE
  NASR (El) City Company For Housing & Construction .........  EGPT            23,005      1,413,024         0.7
    MISCELLANEOUS
  Koc Holding AS ............................................  TRKY         6,419,150      1,362,222         0.7
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................  MEX            200,900      1,266,595         0.6
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .........................  MEX            172,177        914,754         0.4
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................  ISRL            32,643        828,316         0.4
    CONGLOMERATE
  Dogan Sirketler Grubu Holding AS-/- .......................  TRKY        13,003,000        741,913         0.4
    MULTI-INDUSTRY
  GT Taiwan Fund-/- +X+ {\/} ................................  TWN             49,751        703,483         0.3
    COUNTRY FUNDS
  John Keells Holdings Ltd.-/- ..............................  SLNKA          125,000        661,741         0.3
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. ...........  SAFR            10,920        646,231         0.3
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................  MEX             80,400        402,949         0.2
    MULTI-INDUSTRY
  Ayala Corp. ...............................................  PHIL           813,300        360,451         0.2
    CONGLOMERATE
  Quinenco S.A. - ADR-/- {\/} ...............................  CHLE            34,700        357,844         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" ....................................  MEX             63,000        344,380         0.2
    CONGLOMERATE
  Antofagasta Holdings PLC ..................................  UK              46,200        252,246         0.1
    CONGLOMERATE
  ONA (Omnium Nord Africain) S.A. "A" .......................  MOR              1,320        139,891         0.1
    CONGLOMERATE
                                                                                        ------------
                                                                                          20,077,315
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (6.8%)
  South African Breweries Ltd. ..............................  SAFR            48,392   $  1,624,400         0.8
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. ......................................  IND             40,650      1,615,144         0.8
    PERSONAL CARE/COSMETICS
  ITC Ltd. ..................................................  IND             79,900      1,586,827         0.8
    TOBACCO
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............  MEX            206,556      1,531,490         0.7
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................  MEX            423,373        973,708         0.5
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ...........  EGPT            28,114        894,025         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................  CHLE            41,497        840,314         0.4
    BEVERAGES - NON-ALCOHOLIC
  Eastern Tobacco Co. .......................................  EGPT            31,185        710,312         0.3
    TOBACCO
  C.G. Smith Foods Ltd. .....................................  SAFR            41,000        641,069         0.3
    FOOD
  Compania Cervecerias Unidas S.A. - ADR{\/} ................  CHLE            18,100        500,013         0.2
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................  GREC            12,620        469,847         0.2
    BEVERAGES - NON-ALCOHOLIC
  Rothmans of Pall Mall Bhd. ................................  MAL             48,800        405,568         0.2
    TOBACCO
  San Miguel Corp. "B" ......................................  PHIL           244,000        402,097         0.2
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................  BRZL           563,721        367,269         0.2
    BEVERAGES - ALCOHOLIC
  SUN Brewing Ltd. - GDR-/- {\/} ............................  RUS             19,500        347,826         0.2
    BEVERAGES - ALCOHOLIC
  Far Eastern Textile Ltd. ..................................  TWN            359,000        326,661         0.2
    TEXTILES & APPAREL
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................  MEX             22,400        303,800         0.1
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................  POL              1,639        163,224         0.1
    BEVERAGES - ALCOHOLIC
  Carlsberg Brewery Malaysia Bhd. ...........................  MAL             33,900        118,192         0.1
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C"-/- ...................................  EGPT             5,600        116,855         0.1
    TEXTILES & APPAREL
  Nong Shim Co., Ltd. .......................................  KOR              2,100         91,551          --
    FOOD
  Erciyas Biracilik ve Malt Sanayii AS ......................  TRKY           111,000         18,000          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          14,048,192
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (2.4%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ............  TWN            122,448   $  2,525,490         1.2
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ...................................  ISRL            16,415        634,454         0.3
    SOFTWARE
  Alcatel Teletas Telekomunikasyon Endustri ve Ticaret AS ...  TRKY         2,885,500        456,365         0.2
    TELECOM TECHNOLOGY
  Tadiran Ltd. ..............................................  ISRL            10,100        393,379         0.2
    TELECOM TECHNOLOGY
  Delta Electronics, Inc. ...................................  TWN             98,000        359,660         0.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ..........................  ISRL             2,054        293,333         0.1
    SEMICONDUCTORS
  Samsung Electronics (1/2 of Common Share) - GDR{\/} .......  KOR              9,900        277,200         0.1
    SEMICONDUCTORS
  United Microelectronics Corporation Ltd.-/- ...............  TWN            128,000        240,704         0.1
    SEMICONDUCTORS
                                                                                        ------------
                                                                                           5,180,585
                                                                                        ------------
Consumer Durables (2.1%)
  Bajaj Auto Ltd. ...........................................  IND             79,200      1,188,798         0.6
    AUTOMOBILES
  Imperial Holdings Ltd. ....................................  SAFR            52,840        721,615         0.3
    AUTOMOBILES
  Hon Hai Precision Industry-/- .............................  TWN            101,000        588,171         0.3
    CONSUMER ELECTRONICS
  Qingling Motors Co., Ltd.{*} ..............................  CHNA         1,022,000        442,024         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......  IND             48,000        349,200         0.2
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ..................................  IND             43,300        315,395         0.2
    AUTOMOBILES
  Ford Otomotiv Sanayi AS ...................................  TRKY           324,000        233,514         0.1
    AUTOMOBILES
  Tofas Turk Otomobil Fabrikasi AS ..........................  TRKY         4,219,000        219,608         0.1
    AUTOMOBILES
  Arcelik AS ................................................  TRKY         1,601,300        179,525         0.1
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------
                                                                                           4,237,850
                                                                                        ------------
Health Care (1.7%)
  Ranbaxy Laboratories Ltd. .................................  IND             79,850      1,334,857         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. .......................  ISRL            24,700      1,047,539         0.5
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ....................  HGRY             6,002        640,714         0.3
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) .................................................  EGPT             7,000        499,927         0.2
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F11

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  EGIS Rt. ..................................................  HGRY             4,750   $    247,724         0.1
    PHARMACEUTICALS
  Medison Co., Ltd. .........................................  KOR              8,200         67,174          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           3,837,935
                                                                                        ------------
Capital Goods (1.7%)
  NICE-Systems Ltd.-/- ......................................  ISRL            13,650        568,935         0.3
    TELECOM EQUIPMENT
  Taiwan Semiconductor Manufacturing Co.-/- .................  TWN            121,000        522,975         0.3
    MACHINERY & ENGINEERING
  Corporacion GEO, S.A. de C.V. "B"-/- ......................  MEX             51,700        357,688         0.2
    CONSTRUCTION
  ECI Telecommunications Ltd.{\/} ...........................  ISRL            10,600        323,300         0.2
    TELECOM EQUIPMENT
  Arabian International Construction-/- .....................  EGPT             6,298        296,159         0.1
    CONSTRUCTION
  Netas Telekomunik-/- ......................................  TRKY           670,200        249,564         0.1
    TELECOM EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................  POL             13,472        192,514         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Display Devices Co. ...............................  KOR              3,090        153,921         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ...................................  KOR             30,600        151,510         0.1
    INDUSTRIAL COMPONENTS
  Samsung Electro-Mechanics Co. .............................  KOR              6,600        138,427         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sindo Ricoh Co. ...........................................  KOR              3,300        116,180         0.1
    OFFICE EQUIPMENT
  Delta Electronics (Thailand) Public Co., Ltd. - Foreign ...  THAI             6,200         63,927          --
    ELECTRICAL PLANT/EQUIPMENT
  LG Electronics ............................................  KOR              4,148         49,403          --
    ELECTRICAL PLANT/EQUIPMENT
  Madeco S.A. - ADR{\/} .....................................  CHLE             2,000         32,000          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           3,216,503
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $168,597,232) ................                            170,117,137        81.6
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (13.4%)
  Argentina (1.1%)
    Republic of Argentina:
      Par Bond Series L, 5.75% (6% at 4/99) due 3/31/23++ ...  USD          1,270,000        967,581         0.5
      Global Bond, 9.75% due 9/19/27 ........................  USD            419,000        404,021         0.2
      Global Bond, 11.375% due 1/30/17 ......................  USD            358,000        396,038         0.2
      Discount Bond, 6.625% due 3/31/23+ ....................  USD            415,000        357,678         0.2

    The accompanying notes are an integral part of the financial statements.

                                      F12

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Brazil (2.1%)
    Republic of Brazil:
      C Bond, 5% (8% at 4/00) due 4/15/14 (Effective rate at
       year end is 8%, including "payment-in-kind" bonds.)[.]
       ++ ...................................................  USD          5,175,697   $  4,289,359         2.1
      Debt Conversion Bond Series L, 6.6875% due 4/15/12+ ...  USD            124,000         98,580          --
  Bulgaria (0.9%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 7/98) due 7/28/12++ .........................  USD          1,500,000      1,014,375         0.5
      Interest Arrears Bond, 6.625% due 7/28/11+ ............  USD          1,000,000        790,625         0.4
  Croatia (0.4%)
    Croatian Government Series A, 6.625% due 7/31/10+ .......  USD          1,000,000        898,125         0.4
  Ecuador (0.4%)
    Republic of Ecuador:
      Past Due Interest Bond, 6.625% due 2/27/15[.]+ ........  USD            578,588        371,743         0.2
      Past Due Interest Bond, 6.625% due 2/27/15 -
       Registered[.]+ .......................................  USD            535,194        343,862         0.2
  Jordan (0.9%)
    Kingdom of Jordan, 5% (5.5% at 12/98) due 12/23/23 ......  USD          2,500,000      1,825,000         0.9
  Korea (0.3%)
    Republic of Korea, 8.875% due 4/15/08 ...................  USD            670,000        660,654         0.3
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S{c} .........  USD            285,000        268,613         0.1
  Panama (0.4%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ ............................................  USD          1,173,000        921,538         0.4
      8.875% due 9/30/27 ....................................  USD             67,000         65,627          --
  Peru (0.3%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     7/98) due 3/7/17++ .....................................  USD            946,000        645,054         0.3
  Philippines (0.3%)
    Republic of Philippines, 8.875% due 4/15/08 - 144A{.} ...  USD            320,000        316,512         0.2
    Bangko Sentral Pilipinas, 8.6% due 6/15/27 ..............  USD            226,000        205,991         0.1
  Russia (5.5%)
    Bank of Foreign Economic Affairs (Vnesheconombank)
     Interest Notes, 6.72% due 12/15/15+ ....................  USD         10,601,311      7,646,196         3.7
    Bank of Foreign Economic Affairs (Vnesheconombank)
     Principal Loans, 3.36% due 12/15/20+ ...................  USD          5,774,860      3,667,036         1.8
  Venezuela (0.7%)
    Republic of Venezuela, 9.25% due 9/15/27{j} .............  USD          1,734,000      1,535,891         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $26,379,949) ...............................................                             27,690,099
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F13

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (3.4%)
  Argentina (0.7%)
    Telefonica de Argentina, 9.125% due 5/7/08 - 144A{.} ....  USD          1,504,000   $  1,511,009         0.7
  Brazil (1.0%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ........  USD            942,000        946,710         0.5
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} .....  USD            710,000        717,988         0.3
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} ................................................  USD            165,000        169,125         0.1
    Banco Do Brasil (Cayman), 9.375% due 6/15/07 ............  USD            122,000        120,170         0.1
  China (0.4%)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .......  USD            960,000        764,976         0.4
  Hong Kong (0.3%)
    Road King Infrastructure, 9.5% due 7/15/07 - 144A{.} ....  USD            700,000        571,760         0.3
  Korea (0.2%)
    L.G.-Caltex Oil Corp., 12.75% due 3/31/01 - 144A{.} .....  USD            511,000        519,943         0.2
    Pohang Iron & Steel, 2% due 10/9/00 .....................  JPY          5,500,000         36,996          --
    Korea Development Bank, 4.35% due 5/25/99 ...............  JPY          1,500,000         10,770          --
  Malaysia (0.1%)
    Tenaga Nasional Bhd., 7.875% due 6/15/04 - 144A{.} ......  USD            226,000        213,379         0.1
    Petroliam Nasional Bhd.:
      7.125% due 8/15/05 - 144A{.} ..........................  USD             94,000         83,308          --
      7.625% due 10/15/26 - 144A{.} .........................  USD             88,000         76,868          --
  Mexico (0.2%)
    Petroleos Mexicanos:
      9.25% due 3/30/18 - 144A{.} ...........................  USD            440,000        430,100         0.2
      9.5% due 9/15/27 - 144A{.} ............................  USD              4,000          4,010          --
  Russia (0.5%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ................................................  USD            851,000      1,025,455         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ......  USD              5,000          4,425          --
                                                                                        ------------
Total Corporate Bonds (cost $7,326,458) .....................                              7,206,992
                                                                                        ------------
Structured Notes (0.2%)
  Korea (0.2%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
     (Issued by a newly created Delaware Business Trust,
     collateralized by triple A paper. This trust certificate
     has a credit risk component linked to the value of a
     referenced security: Korean Development Bank 1.875%
     2002.) (cost $470,000) .................................  USD            470,000        467,650         0.2
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $34,176,407) ...........                             35,364,741        17.0
                                                                                        ------------       -----


                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Delta Electronics (Thailand) Public Co., Ltd. (UNAV NP
   RTS), due 5/15/98 - Foreign ..............................  THAI             3,100         31,161          --
    ELECTRICAL PLANT/EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                      F14

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Samsung Electronics Rights, due 5/27/98 - GDR 144A{.}
   {\/} .....................................................  KOR                788          7,835          --
    SEMICONDUCTORS
  Samsung Development Rights, due 5/13/98 ...................  KOR                444   $      7,717          --
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------       -----

TOTAL RIGHTS (cost $27,062) .................................                                 46,713          --
                                                                                        ------------       -----


                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ...............  PHIL           659,400          1,893          --
                                                                                        ------------       -----
    OIL

TOTAL INVESTMENTS (cost $202,800,701)  * ....................                            205,530,484        98.6
Other Assets and Liabilities ................................                              2,882,202         1.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $208,412,686       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {*}  Security is denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
        +X+ The GT Global Developing Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
       [::] Certain events may cause the contract to terminate prior to date shown.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for extended settlement of derivative instruments. (See Note 1 of Notes to Financial Statements.)
          * For Federal income tax purposes, cost is $204,117,118 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,708,574
                 Unrealized depreciation:           (16,295,208)
                                                  -------------
                 Net unrealized appreciation:     $   1,413,366
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F15

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.1         1.8                       4.9
Brazil (BRZL/BRL) ....................   11.7         3.1                      14.8
Bulgaria (BUL/LEV) ...................                0.9                       0.9
Chile (CHLE/CLP) .....................    4.1                                   4.1
China (CHNA/RMB) .....................    0.2         0.4                       0.6
Croatia (CRT/HRK) ....................                0.4                       0.4
Ecuador (ECDR/ECS) ...................                0.4                       0.4
Egypt (EGPT/EGP) .....................    5.8                                   5.8
Greece (GREC/GRD) ....................    2.7                                   2.7
Hong Kong (HK/HKD) ...................    0.2         0.3                       0.5
Hungary (HGRY/HUF) ...................    2.0                                   2.0
India (IND/INR) ......................    6.2                                   6.2
Ireland (IRE/IEP) ....................    0.9                                   0.9
Israel (ISRL/ILS) ....................    3.1                                   3.1
Jordan (JDN/JOD) .....................                0.9                       0.9
Kazakhstan (KAZ/KTS) .................    0.3                                   0.3
Korea (KOR/KRW) ......................    0.7         0.7                       1.4
Malaysia (MAL/MYR) ...................    1.8         0.1                       1.9
Mexico (MEX/MXN) .....................    9.3         0.2                       9.5
Morocco (MOR/MAD) ....................    0.1                                   0.1
Pakistan (PAK/PKR) ...................    0.7         0.1                       0.8
Panama (PAN/PND) .....................                0.4                       0.4
Peru (PERU/PES) ......................    1.9         0.3                       2.2
Philippines (PHIL/PHP) ...............    1.9         0.3                       2.2
Poland (POL/PLZ) .....................    0.5                                   0.5
Russia (RUS/SUR) .....................    3.1         6.0                       9.1
South Africa (SAFR/ZAR) ..............    9.6                                   9.6
Sri Lanka (SLNKA/LKR) ................    0.5                                   0.5
Taiwan (TWN/TWD) .....................    4.1                                   4.1
Thailand (THAI/THB) ..................    0.3                                   0.3
Turkey (TRKY/TRL) ....................    5.6                                   5.6
United Kingdom (UK/GBP) ..............    1.2                                   1.2
United States (US/USD) ...............                               1.4        1.4
Venezuela (VENZ/VEB) .................                0.7                       0.7
                                        ------      -----            ---      -----
Total  ...............................   81.6        17.0            1.4      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $208,412,686.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................        37,065       122.90001   7/31/98   $     2,308
Japanese Yen............................        10,953       121.89997   7/31/98           778
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $51,104)......................        48,018                                   3,086
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.02%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $     3,086
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 of Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $202,800,701) (Note 1)................  $205,530,484
  U.S. currency.......................................................  $  444,445
  Foreign currencies (cost $2,551,489)................................   2,543,606     2,988,051
                                                                        ----------
  Receivable for securities sold..................................................     4,460,160
  Interest receivable.............................................................       772,897
  Dividends receivable............................................................       682,025
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)..................       540,059
  Unamortized organizational costs (Note 1).......................................        50,225
  Receivable for Fund shares sold.................................................         4,417
  Receivable for open forward foreign currency contracts (Note 1).................         3,086
                                                                                    ------------
    Total assets..................................................................   215,031,404
                                                                                    ------------
Liabilities:
  Payable for securities purchased................................................     5,089,190
  Payable for Fund shares repurchased.............................................       760,558
  Payable for investment management and administration fees (Note 2)..............       422,779
  Payable for professional fees...................................................       105,562
  Payable for transfer agent fees (Note 2)........................................        71,387
  Payable for service and distribution expenses (Note 2)..........................        50,898
  Payable for custodian fees......................................................        17,067
  Payable for printing and postage expenses.......................................        16,019
  Payable for Directors' fees and expenses (Note 2)...............................        13,860
  Payable for registration and filing fees........................................        10,941
  Payable for fund accounting fees (Note 2).......................................         4,224
  Other accrued expenses..........................................................        56,233
                                                                                    ------------
    Total liabilities.............................................................     6,618,718
                                                                                    ------------
Net assets........................................................................  $208,412,686
                                                                                    ------------
                                                                                    ------------
Class A:
Net asset value and redemption price per share ($208,168,793 DIVIDED BY 16,756,318
 shares outstanding)..............................................................  $      12.42
                                                                                    ------------
                                                                                    ------------
Maximum offering price per share (100/95.25 of $12.42) *..........................  $      13.04
                                                                                    ------------
                                                                                    ------------
Class B:+
Net asset value and offering price per share ($207,318 DIVIDED BY 16,731 shares
 outstanding).....................................................................  $      12.39
                                                                                    ------------
                                                                                    ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($36,575
 DIVIDED BY 2,941 shares outstanding).............................................  $      12.44
                                                                                    ------------
                                                                                    ------------
Net assets consist of:
  Paid in capital (Note 4)........................................................  $303,197,267
  Undistributed net investment income.............................................     1,755,638
  Accumulated net realized loss on investments and foreign currency
   transactions...................................................................   (99,259,192)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies.....................................................................       (10,810)
  Net unrealized appreciation of investments......................................     2,729,783
                                                                                    ------------
Total -- representing net assets applicable to capital shares outstanding.........  $208,412,686
                                                                                    ------------
                                                                                    ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $ 4,633,495
  Dividend income (net of foreign withholding tax of $104,449)..............................    2,423,523
  Securities lending income.................................................................      155,608
                                                                                              -----------
    Total investment income.................................................................    7,212,626
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,130,939
  Transfer agent fees (Note 2)..............................................................      392,250
  Professional fees.........................................................................      354,647
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   298,300
    Class B....................................................................          709      299,009
                                                                                 -----------
  Interest expense (Note 1).................................................................      260,016
  Printing and postage expenses.............................................................      147,676
  Custodian fees............................................................................       83,146
  Registration and filing fees..............................................................       78,500
  Fund accounting fees (Note 2).............................................................       37,617
  Amortization of organization costs (Note 1)...............................................       35,087
  Directors' fees and expenses (Note 2).....................................................       15,204
  Other expenses............................................................................        4,477
                                                                                              -----------
    Total expenses before reductions........................................................    2,838,568
                                                                                              -----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2).................     (540,059)
      Expense reductions (Note 5)...........................................................      (40,839)
                                                                                              -----------
    Total net expenses......................................................................    2,257,670
                                                                                              -----------
Net investment income.......................................................................    4,954,956
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (41,994,248)
  Net realized loss on foreign currency transactions...........................   (1,662,852)
                                                                                 -----------
    Net realized loss during the period.....................................................  (43,657,100)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................      196,235
  Net change in unrealized appreciation of investments.........................   43,290,356
                                                                                 -----------
    Net unrealized appreciation during the period...........................................   43,486,591
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................     (170,509)
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 4,784,447
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED   TEN MONTHS ENDED      YEAR ENDED
                                                                 APRIL 30, 1998    OCTOBER 31, 1997   DECEMBER 31, 1996
                                                                ----------------   ----------------   -----------------
Decrease in net assets
Operations:
  Net investment income.......................................   $   4,954,956      $   9,089,483       $ 19,406,553
  Net realized gain (loss) on investments and foreign currency
   transactions...............................................     (43,657,100)        45,653,300            945,154
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies.................................................         196,235           (297,303)            91,835
  Net change in unrealized appreciation (depreciation) of
   investments................................................      43,290,356       (101,078,671)        78,628,364
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations...............................................       4,784,447        (46,633,191)        99,071,906
                                                                ----------------   ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................     (11,843,408)                --        (17,407,047)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................          (1,499)                --                 --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................             (46)                --                 --
                                                                ----------------   ----------------   -----------------
    Total distributions.......................................     (11,844,953)                --        (17,407,047)
                                                                ----------------   ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............      11,481,861                 --                 --
  Decrease from capital shares repurchased....................    (253,387,857)                --                 --
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) from capital share transactions...    (241,905,996)                --                 --
                                                                ----------------   ----------------   -----------------
Total decrease in net assets..................................    (248,966,502)       (46,633,191)        81,664,859
Net assets:
  Beginning of period.........................................     457,379,188        504,012,379        422,347,520
                                                                ----------------   ----------------   -----------------
  End of period *.............................................   $ 208,412,686      $ 457,379,188       $504,012,379
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------
 * Includes undistributed net investment income of............   $   1,755,638      $   8,645,635       $    363,782
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS A+
                                          ---------------------------------------------------------------------------
                                                                                                     JANUARY 11, 1994
                                                                                                      (COMMENCEMENT
                                          SIX MONTHS     TEN MONTHS            YEAR ENDED             OF OPERATIONS)
                                            ENDED           ENDED             DECEMBER 31,                  TO
                                          APRIL 30,      OCTOBER 31,     -----------------------       DECEMBER 31,
                                           1998 (D)       1997 (E)       1996 (E)      1995 (E)          1994 (E)
                                          ----------     -----------     ---------     ---------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  12.56        $  13.84       $  11.60      $  12.44         $  15.00
                                          ----------     -----------     ---------     ---------     ----------------
Income from investment operations:
  Net investment income.................      0.23*{/\}       0.25           0.53          0.72             0.35
  Net realized and unrealized gain
   (loss) on investments................        --           (1.53)          2.19         (0.84)           (2.46)
                                          ----------     -----------     ---------     ---------     ----------------
    Net increase (decrease) from
     investment operations..............      0.23           (1.28)          2.72         (0.12)           (2.11)
                                          ----------     -----------     ---------     ---------     ----------------
  Redemption fees retained (Note 4).....      0.23              --             --            --               --
                                          ----------     -----------     ---------     ---------     ----------------
  Distributions to shareholders:
    From net investment income..........     (0.60)             --          (0.48)        (0.72)           (0.35)
    From net realized gain on
     investments........................        --              --             --            --            (0.10)
                                          ----------     -----------     ---------     ---------     ----------------
      Total distributions...............     (0.60)             --          (0.48)        (0.72)           (0.45)
                                          ----------     -----------     ---------     ---------     ----------------
Net asset value, end of period..........  $  12.42        $  12.56       $  13.84      $  11.60         $  12.44
                                          ----------     -----------     ---------     ---------     ----------------
                                          ----------     -----------     ---------     ---------     ----------------
    Market value, end of period.........  $    N/A        $  11.81       $  11.63      $   9.75         $   9.75
                                          ----------     -----------     ---------     ---------     ----------------
                                          ----------     -----------     ---------     ---------     ----------------
    Total investment return (based on
     market value)......................       N/A            1.62%(b)      24.18%         6.60%          (32.16)% (b)
    Total investment return (based on
     net asset value)...................      3.68%(b)(c)     (9.25)%(b)    23.59%        (0.95)%         (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $208,169        $457,379       $504,012      $422,348         $452,872
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      3.06%(a)        2.03%(a)       4.07%         6.33%            2.75% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.56%(a)        1.95%(a)       4.04%         6.30%            2.75% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.72%(a)        1.75%(a)       1.82%         1.77%            2.01% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.22%(a)        1.83%(a)       1.85%         1.80%            2.01% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.22%(a)         N/A            N/A           N/A              N/A
Portfolio turnover rate.................        99%(a)         184%(a)        138%           75%              56%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0017        $ 0.0023       $ 0.0022           N/A              N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
 (e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09, $0.07 and $0.13 per share for Class A, B, and Advisor, respectively.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A, B, and Advisor.
  + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                              CLASS B++          ADVISOR CLASS++
                                          -----------------     -----------------
                                             SIX MONTHS            SIX MONTHS
                                                ENDED                 ENDED
                                          APRIL 30, 1998(D)     APRIL 30, 1998(D)
                                          -----------------     -----------------
Per Share Operating Performance:
Net asset value, beginning of period....      $ 12.56               $ 12.56
                                          -----------------     -----------------
Income from investment operations:
  Net investment income.................         0.21*{/\}             0.27*{/\}
  Net realized and unrealized gain
   (loss) on investments................        (0.01)                (0.02)
                                          -----------------     -----------------
    Net increase (decrease) from
     investment operations..............         0.20                  0.25
                                          -----------------     -----------------
  Redemption fees retained (Note 4).....         0.23                  0.23
                                          -----------------     -----------------
  Distributions to shareholders:
    From net investment income..........        (0.60)                (0.60)
    From net realized gain on
     investments........................           --                    --
                                          -----------------     -----------------
      Total distributions...............        (0.60)                (0.60)
                                          -----------------     -----------------
Net asset value, end of period..........      $ 12.39               $ 12.44
                                          -----------------     -----------------
                                          -----------------     -----------------

    Total investment return (based on
     net asset value)...................         3.36% (b)(c)          3.88% (b)(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $   207               $    37
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.32% (a)             3.32% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         1.82% (a)             2.82% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.46% (a)             1.46% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.96% (a)             1.96% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................         0.22% (a)             0.22% (a)
Portfolio turnover rate.................           99% (a)               99% (a)
Average commission rate per share paid
 on portfolio transactions..............      $0.0017               $0.0017

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09, $0.07 and $0.13 per share for Class A, B, and Advisor, respectively.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A, B, and Advisor.
  + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)

GT Global Developing Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and the Fund was renamed AIM Developing Markets Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997 the Closed-End Fund's shares traded on the New York Stock Exchange.

Commencing November 1, 1997, the Fund began to offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or

                                      F22

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all

                                      F23

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $13,962,416 were on loan to brokers. The loans were secured by cash collateral of $14,552,194 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received securities lending income of $155,608.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,472,976 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager ("GT Funds"), has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had no loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,671,408, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the six months ended April 30, 1998 was $210,460. Other interest expense charges amounted to $49,556.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the

                                      F24

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the six months ended April 30, 1998, GT Global did not retain any of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global did not collect CDSCs for the six months ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global did not collect any CDSCs. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $120,141,572 and $302,645,182, respectively. There were no purchases of U.S. government obligations by the Fund for the period. Sales of U.S. government obligations by the Fund were $7,170,550 for the period.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of GT Global Developing Markets Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund

                                      F25

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

(inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998
                                          -----------------------------------
CLASS A                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................          252,838  $        3,022,409
Shares issued in connection with
  reinvestment of distributions.........          676,249           8,202,878
                                          ---------------  ------------------
                                                  929,087          11,225,287
Shares repurchased including those
  purchased in connection with open
  ending of the Fund on 11/1/97*........      (20,589,436)       (253,365,429)
                                          ---------------  ------------------
Net decrease............................      (19,660,349) $     (242,140,142)
                                          ---------------  ------------------
                                          ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................           18,606  $          220,436
Shares issued in connection with
  reinvestment of distributions.........              124               1,499
                                          ---------------  ------------------
                                                   18,730             221,935
Shares repurchased......................           (1,999)            (22,428)
                                          ---------------  ------------------
Net increase............................           16,731  $          199,507
                                          ---------------  ------------------
                                          ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................            2,937  $           34,593
Shares issued in connection with
  reinvestment of distributions.........                4                  46
                                          ---------------  ------------------
                                                    2,941              34,639
Shares repurchased......................               --                  --
                                          ---------------  ------------------
Net increase............................            2,941  $           34,639
                                          ---------------  ------------------
                                          ---------------  ------------------

--------------
* The redemption amount for Class A redemptions is net of a 2% redemption fee of $4,923,187 incurred in the period from November 1, 1997 to April 30, 1998 in connection with redemptions upon the open ending of the Fund.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $40,839 under these arrangements.

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter, and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                                      F26

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                                     NOTES

--------------------------------------------------------------------------------

AIM DEVELOPING MARKETS FUND

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

This report must be accompanied or preceded by a current prospectus.

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  A I M Distributors, Inc.
  Fifty California Street
  27th Floor
  San Francisco, California
  94111-4624

                                 DATED MATERIAL
                                 PLEASE EXPEDITE

                                                     AIM Developing Markets Fund
   DVM-SAR-1